UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported): July 7, 2015

LiveDeal, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV		89119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		702-939-0231

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Purchase of Marquis Industries, Inc. and Financing of Purchase.

On July 6 and July 7, 2015, LiveDeal, Inc. (“LiveDeal”), through its newly formed, wholly-owned subsidiary, Live Ventures, Inc. (“Live Ventures”), entered into a series of agreements in connection with its indirect purchase of Marquis Industries, Inc., a Georgia corporation (“Marquis Industries”), and its subsidiaries. The purchase and financing transactions were, in the aggregate, valued at approximately $30 million. The purchase was effectuated between Marquis Affiliated Holdings LLC, a Delaware limited liability company (“Marquis Holdings”) that is 80% owned by Live Ventures, and the shareholders of Marquis Industries. The remaining 20% of Marquis Holdings is owned by the former owners of Marquis Industries. In connection with the purchase and finance transaction, various persons and entities entered into a series of agreements (each of which is dated on or about July 6, 2015, with funding occurring on July 6 and July 7, 2015), certain of which are listed below:

•

Purchase Agreement by and among Live Ventures, Marquis Holdings, Marquis Industries, and the former owners of Marquis Industries, i.e., Timothy A. Bailey , Larry Heckman, David Stokes, and Mark Rowland;

•	Loan and Security Agreement among Marquis Holdings, Marquis Industries and its subsidiaries [A-O Industries, LLC, a Georgia limited liability company (“A-O”), Astro Carpet Mills, LLC, a Georgia limited liability company (“Astro”), Constellation Industries, LLC, a Georgia limited liability company (“Constellation”), and S F Commercial Properties, LLC, a Georgia limited liability company(“S F Commercial”)] (collectively, the “Borrowers”), and Bank of America, N.A., a national banking association in its capacity as the Lender (the “Bank of America Term and Revolving Loan”);

•	Pledge Agreement (the “Pledge Agreement”) among Marquis Holdings, Marquis Industries, and the Lender;

•	Trademark Security Agreement among the Borrowers and the Lender;

•	Copyright Security Agreement among the Borrowers and the Lender;

•	Deed to Secure Debt, Security Agreement, Assignment of Leases and Rents and Fixture Filing, relating to the real properties located at (i) 2743 Highway 76, Chatsworth, Georgia 30705, (ii) 325 Smyrna Church Road, Chatsworth, Georgia 30705, (iii) 242 Treadwell Road, Chatsworth, Georgia 30705, (iv) 1978 Highway 52 Alt., Chatsworth, Georgia 30705, (v) 1642 Duval Road, Chatsworth, Georgia 30705, and (vi) 2669 Lakeland Road, Dalton, Georgia 30720, filed in Murray County, Georgia and Whitfield County, Georgia, by Marquis Industries to the Lender;

•	Deed to Secure Debt, Security Agreement, Assignment of Leases and Rents and Fixture Filing, relating to the real property located at 1805 South Hamilton, Dalton, Georgia 30720,filed in Whitfield County, Georgia, by SF Commercial to the Lender;

•	Deposit Account Control Agreement among Marquis Industries and Bank of America, N.A., in its capacity as the Lender and as the Depository Bank;

•	Debt and Lien Subordination Agreement among Isaac Capital Fund I, LLC, the Lender, and the Borrowers;

•	Collateral Assignment of Rights Under Business Interruption Insurance Policy by Marquis Industries to the Lender;

•	Agreement Regarding Environmental Matters by Marquis Industries and SF Commercial in favor of Lender;

•	Uniform Commercial Code financing statements on Form UCC-1 naming each of Marquis Holdings, Marquis Industries, A-O, Astro, Constellation, and SF Commercial as the debtors and the Lender as the secured party on each filing;

•	Loan and Security Agreement among the Borrowers and Isaac Capital Fund I, LLC (“Isaac Capital Fund”) and certain ancillary documents; and

•	Lease Agreement between Constellation and 716 River Street Partners, LLC, a Georgia limited liability company (“River Street”) owned by the former owners of Marquis Industries.

The purchase price for the capital stock of Marquis Industries was $213,000 in excess of the May 30, 2015, Net Asset Value of Marquis Industries of $27.4 million (or an aggregate of approximately $27.6 million), subject to certain standard post-closing, true-up adjustments through the date of closing. The purchase price was paid through a combination of debt financing that was provided by (i) the Bank of America Term and Revolving Loan in the aggregate amount of (x) approximately $7.8 million for the term component and (y) approximately $15 million for the revolving component and (ii) a mezzanine loan in an amount of up to $7,000,000 provided by Isaac Capital Fund I , LLC, a private lender whose managing member is Jon Isaac, the chief executive officer of LiveDeal. In connection with operations of Marquis Industries after the closing of the purchase transaction, and as part of the Bank of America Term and Revolving Loan, Marquis Industries may borrow up to $15 million (based on eligibility).

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The Bank of America term loan bears interest at a variable rate based on a base rate plus a margin. The current base rate is the greatest of (a) Bank of America prime rate, (b) the current federal funds rate plus 0.50%, or (c) 30-day LIBOR plus 1.00% plus the margin, which varies, depending on circumstances and as of closing was for the term component: 1.00% in excess of the base rate or 2.00% in excess of LIBOR, and for the revolving component: 0.75% in excess of the base rate or 1.75% in excess of LIBOR. Monthly payments to Bank of America are approximately $79,000 plus accrued interest. The term component is due and payable in July 2020, which is when the revolving component terminates.

The Isaac Capital Fund mezzanine loan bears interest at 12.5% with payment obligations of interest each month and all principal due in January 2021 (six months after the final payments are due under the Bank of America Term and Revolving Loan).

Immediately prior to the closing of the purchase and financing transactions, Constellation transferred the ownership of one parcel of real property to River Street Partners, which, in turn, entered into a five-year lease with Constellation at a base, monthly rent of approximately $18,500, net.

Item 2.01     Completion of Acquisition or Disposition of Assets.

The information set forth herein is incorporated in full from the information disclosed in Item 1.01.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth herein is incorporated in full from the information disclosed in Item 1.01.

Item 9.01     Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

Attached to this Current Report as Exhibit 99.1 are certain financial statements of Marquis Industries, Inc., and subsidiaries, including a report of Anton & Chia, LLP, an independent registered public accounting firm, and notes to the financial statements, as at January 3, 2015 (audited) and December 28, 2013 (audited) and June 27, 2015 (unaudited), and for the years ended January 3, 2015 (audited) and December 28, 2013 (audited) and for the six months ended June 27, 2015 (unaudited) and June 21, 2014 (unaudited).

(b)     Pro Forma Financial Information.

Attached to this Current Report as Exhibit 99.2 are certain pro forma consolidated financial statements of LiveDeal and Marquis Industries, Inc., and subsidiaries as at June 30, 2015 and for the nine months ended June 30, 2015 and the year ended September 30, 2014 and notes to the pro forma consolidated financial statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEDEAL, INC.

Dated: September 21, 2015	By:	/s/ Jon Isaac
Jon Isaac, Chief Executive Officer and President

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Exhibit	Description of Exhibit

99.1	Financial statements of Marquis Industries, Inc., and subsidiaries, including a report of Anton & Chia, LLP, an independent registered public accounting firm, and notes to the financial statements, as at January 3, 2015 (audited) and December 28, 2013 (audited) and June 27, 2015 (unaudited), and for the years ended January 3, 2015 (audited) and December 28, 2013 (audited) and for the six months ended June 27, 2015 (unaudited) and June 21, 2014 (unaudited).

99.2	Pro forma consolidated financial statements of LiveDeal and Marquis Industries, Inc., and subsidiaries as at June 30, 2015 and for the nine months ended June 30, 2015 and the year ended September 30, 2014 and notes to the pro forma consolidated financial statements.

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